EXHIBIT 10.7

                                    AMENDMENT


     This AMENDMENT (this "Amendment") is entered into by and between SYNERGY BRANDS INC., a Delaware corporation (the "Company"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus") as of June 21, 2005, for the purpose of amending the terms of (i) that certain Secured Convertible Term Note, dated April 2, 2004 issued by the Company to Laurus (as amended, modified or supplemented from time to time, the "April 2004 Term Note"), (ii) that certain Secured Convertible Term Note, dated January 25, 2005 issued by the Company to Laurus (as amended, modified or supplemented from time to time, the "January 2005 Term Note"), (iii) that certain Securities Purchase Agreement, dated as of January 25, 2005, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "January 2005 Securities Purchase Agreement") and (iv) that certain Registration Rights Agreement, dated as of January 25, 2005 by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "January 2005 Registration Rights Agreement" and, together with the January 2005 Securities Purchase Agreement, the January 2005 Term Note and the April 2004 Term Note, the "Documents" and each, a "Document"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the April 2004 Term Note, the January 2005 Term Note, the January 2005 Securities Purchase Agreement or the January 2005 Registration Rights Agreement, as applicable.

     WHEREAS, the Company and Laurus have agreed to make certain changes to the April 2004 Term Note, the January 2005 Term Note and the January 2005 Securities Purchase Agreement as set forth herein;

     NOW,  THEREFORE,  in  consideration  of the  above,  and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

     1. The definition of "Fixed Conversion Price" set forth in each of the April 2004 Term Note and the January 2005 Term Note is hereby amended to mean $3.00 per share of Common Stock of the Company (subject to further adjustment as provided by the terms of each of the April 2004 Term Note and the January 2005 Term Note, respectively).

     2. The Company hereby agrees to, on or prior to June 30, 2005, if required by applicable law, file a Rule 424(b) supplement (the "Post-Effective Supplement") to its Registration Statement (as defined in the Registration Rights Agreement referred to in the Purchase Agreement defined in the Note) with the Securities and Exchange Commission (the "SEC") relating to the April 2004 Term Note and the warrants issued in connection therewith (the "Existing Registration Statement"), which Post-Effective Supplement states the Fixed Conversion Price applicable to the April 2004 Term Note after giving effect to this Amendment.

     3.  Section  4.9 of the April 2004 Term Note is hereby  amended by deleting
Section 4.9 thereof and inserting new following new Section 4.9 in lieu thereof:

     "4.9 Default Under Related Agreements or Other Agreements. The occurrence and continuance of (A) any Event of Default under and as defined in any of (i) the Purchase Agreement, (ii) any Related Agreement, (iii) that certain Securities Purchase Agreement, dated as of January 25, 2005, by and between the Borrower and the Holder (as amended, modified or supplemented from time to time, the "January 2005 Securities Purchase Agreement"), (iv) any Related Agreement (as defined in the January 2005 Securities Purchase Agreement), (v) that certain Securities Purchase Agreement, dated as of June 21, 2005, by and between the Borrower and the Holder (as amended, modified or supplemented from time to time, the "June 2005 Securities Purchase Agreement"), or (vi) any Related Agreement (as defined in the June 2005 Securities Purchase Agreement) or (B) any event of default (or similar term) under any agreement or document relating to any indebtedness incurred by the Borrower or any of its Subsidiaries from IIG Capital LLC or any of its affiliates."

     4. Section 4.9 of the January 2005 Term Note is hereby  amended by deleting
Section 4.9 thereof and inserting new following new Section 4.9 in lieu thereof:

     "4.9 Default Under Related Agreements or Other Agreements. The occurrence and continuance of (A) any Event of Default under and as defined in any of (i) the Purchase Agreement, (ii) any Related Agreement, (iii) that certain Securities Purchase Agreement, dated as of April 2, 2004, by and between the Borrower and the Holder (as amended, modified or supplemented from time to time, the "April 2004 Securities Purchase Agreement"), (iv) any Related Agreement (as defined in the April 2004 Securities Purchase Agreement), (v) that certain Securities Purchase Agreement, dated as of June 21, 2005, by and between the Borrower and the Holder (as amended, modified or supplemented from time to time, the "June 2005 Securities Purchase Agreement"), or (vi) any Related Agreement (as defined in the June 2005 Securities Purchase Agreement) or (B) any event of default (or similar term) under any agreement or document relating to any indebtedness incurred by the Borrower or any of its Subsidiaries from IIG Capital LLC or any of its affiliates."

     5. Section 4.12 of each of the April 2004 Term Note and the January 2004 Term Note is hereby amended by deleting the text "two percent (2%) per month" appearing therein and inserting the text "four percent (4%) per month" in lieu thereof.

     6. Section 4.1 of the January 2005 Securities Purchase Agreement is hereby amended by deleting clause (iii) thereof and inserting the following new clause
(iii) in lieu thereof:

     "(iii) the Registration Rights Agreement relating to the Securities dated as of the date hereof between the Company and the Purchaser (as amended, modified or supplemented from time to time, the "Registration Rights Agreement")"

     7. The definition of "Filing Date" set forth in the January 2005 Registration Rights Agreement is hereby amended by deleting said definition in its entirety and inserting the following new definition in lieu thereof:

     "Filing Date" means, with respect to (i) the initial Registration Statement required to be filed hereunder, a date no later than July 21, 2005 and (ii) with respect to shares of Common Stock issuable to the Holder as a result of adjustments to the Fixed Conversion Price made pursuant to Section 3.4 of the Secured Convertible Term Note or adjustments to the Exercise Price made pursuant to Section 4 of the Warrant or other adjustments to the Fixed Conversion Price or Exercise Price, thirty (30) days after the occurrence such event or the date of any such adjustment.

     8. This Amendment shall be effective as of the date hereof following the execution of same by each of the Company and Laurus.

     9. Except as specifically set forth in this Amendment, there are no other amendments to any of the Documents, and all of the other forms, terms and provisions of each of the Documents shall remain in full force and effect.

     10. The Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by Company in connection with the Documents and the agreement related thereto are true, correct and complete and all of Company's covenant requirements set forth in such Documents and the agreements related thereto have been met.

     11. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

               [The remainder of this page is intentionally blank]

     IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to be signed in its name effective as of this 21st day of June 2005.

                                                     SYNERGY BRANDS INC.


                                                     By:_________________
                                                          Name:
                                                          Title:

                                                     LAURUS MASTER FUND, LTD.

                                                     By:__________________
                                                     Name:
                                                     Title: